Exhibit 99.1

Exhibit 99.1 PRELIMINARY - SUBJECT TO COMPLETION FOR THE SPECIAL MEETING OF STOCKHOLDERS OF SUPERNOVA PARTNERS ACQUISITION COMPANY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY CARD The undersigned hereby appoints [] (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the Common Shares of Supernova Partners Acquisition Company, Inc. (the “Company”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on [ ], via live webcast at [ ] Eastern Time, on [ ], 2021, and any adjournment or postponement thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held [ ] This notice of Special Meeting of Stockholders and accompanying Proxy Statement are available at: [ ]

SUPERNOVA PARTNERS ACQUISITION COMPANY, INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark vote as indicated in this example ☒ Proposal No. 1 — To consider and vote upon a proposal to approve the business combination described in the accompanying proxy statement/prospectus, including (a) adopting the Merger Agreement and (b) approving the transactions contemplated by the Merger Agreement and related agreements described in the accompanying proxy statement/prospectus—we refer to this proposal as the “business combination proposal”. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal No. 2 — To consider and vote upon a proposal to approve and adopt the third restated certificate of incorporation of SPNV in the form attached hereto as Annex B (the “Proposed Charter”)—we refer to this proposal as the “charter proposal”. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal No. 3 — To consider and vote upon, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, presented separately in accordance with the United States Securities and Exchange Commission (“SEC”) requirements—we refer to this proposal as the “governance proposal”. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal No. 4 — To consider and vote on a proposal to approve the Offerpad Solutions 2021 Incentive Award Plan (the “2021 Plan”)—we refer to this proposal as the “incentive plan proposal.” A copy of the 2021 Plan is attached to the accompanying proxy statement/prospectus as Annex G. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal No. 5 — To consider and vote on a proposal to approve the Offerpad Solutions Employee Stock Purchase Plan (the “ESPP”)—we refer to this proposal as the “ESPP proposal.” A copy of the ESPP is attached to the accompanying proxy statement/prospectus as Annex H. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal No. 6 — To consider and vote upon a proposal to approve, for purposes of complying with the applicable provisions of NYSE Listing Rule 312, the issuance of more than 20% of SPNV’s issued and outstanding shares of common stock and the issuance of shares of Class A common stock and warrants to related parties of SPNV, in each case in connection with the business combination—we refer to this proposal as the “NYSE proposal”. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal No. 7 — To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal, the charter proposal, the governance proposal, the incentive plan proposal, the ESPP proposal or the NYSE proposal - we refer to this proposal as the “adjournment proposal”. FOR ☐ AGAINST ☐ ABSTAIN ☐ Dated:, 2021 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all Proposals. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.